                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Pier C. Borra and Brad
C. Roush and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for Arbor Health Care Company for the year ended December 31, 1996, and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Executed this 12TH day of February, 1997.

                                               /S/ CARL R. ADKINS, M.D.
                                              ---------------------------
                                               CARL R. ADKINS, MD

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Pier C. Borra and Brad
C. Roush and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for Arbor Health Care Company for the year ended December 31, 1996, and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Executed this 12TH day of February, 1997.

                                                     /S/ HOWARD E. COX
                                                    --------------------------
                                                    HOWARD E. COX, JR.

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Pier C. Borra and Brad
C. Roush and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for Arbor Health Care Company for the year ended December 31, 1996, and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Executed this 24TH day of February, 1997.

                                                    /S/ THOMAS A. JAMES
                                                   ----------------------------
                                                   THOMAS  A. JAMES

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Pier C. Borra and Brad
C. Roush and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for Arbor Health Care Company for the year ended December 31, 1996, and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Executed this 15TH day of February, 1997.

                                                /S/ FREDRICK C. POWELL
                                               --------------------------------
                                               FREDRICK C. POWELL

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Pier C. Borra and Brad
C. Roush and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for Arbor Health Care Company for the year ended December 31, 1996, and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Executed this 10TH day of February, 1997.

                                              /S/ BRUCE G. THOMPSON
                                             -----------------------------------
                                             BRUCE G. THOMPSON

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Pier C. Borra and Brad
C. Roush and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for Arbor Health Care Company for the year ended December 31, 1996, and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Executed this 6TH day of February, 1997.

                                              /S/ JAMES F. WHITE, JR.
                                             ----------------------------------
                                             JAMES F. WHITE, JR.